AMERITAS LIFE INSURANCE CORP.
                                  ("AMERITAS")
                      AMERITAS VARIABLE SEPARATE ACCOUNT VL
                      AMERITAS VARIABLE SEPARATE ACCOUNT VA
                              ("Separate Accounts")

                                  Supplement to
                 Allocator 2000, Executive Select, Regent 2000,
                  Allocator 2000 Annuity, and Designer Annuity
                         Prospectuses Dated May 1, 2007

                       Supplement Dated December 15, 2009

The Board of Trustees (the "Board") of Franklin Templeton Variable Insurance Products Trust (the "Trust") has approved a proposal to liquidate the Templeton Global Asset Allocation Portfolio (Templeton Global Asset Portfolio) on or after April 23, 2010 (the "liquidation"). The liquidation may be delayed if unforeseen circumstances arise.

Therefore, on or after April 23, 2010, the subaccount that invests in the Templeton Global Asset Portfolio (the "Subaccount") will no longer be available as an investment option for your Policy. Investments in the Subaccount at the time of liquidation will be reallocated to the remaining investment options you selected in the latest allocation instructions you provided.

Any premiums that are directed to the Subaccount after the liquidation also will be allocated pro-rata to investment options you selected in the latest allocation instructions you provided. Prior to liquidation, you may reallocate funds from the Subaccount to other available investment options at any time, pursuant to the terms stated in your prospectus.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously supplemented. Please see the Templeton Global Asset Allocation Portfolio prospectus and supplement for more information.

       Please retain this Supplement with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.

        If you do not have a current prospectus, please contact Ameritas at 1-800-745-1112.